EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated October 19, 2004 included in IEC Electronic Corp.'s Form 10-K for the year ended September 30, 2004 and to all references to our Firm included in this Registration Statement.


                                                       /s/ Rotenberg & Co., LLP
                                                       -------------------------
                                                       Rotenberg & Co., LLP

Rochester, New York
January 19, 2005